UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

RTB Digital, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 University Way, Suite C
Seattle, WA 98105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTB	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

August 2026 Private Placement

On September 4, 2026, RTB Digital, Inc. (“RTB”) entered into Securities Purchase Agreements with 12 investors, including certain persons and entities affiliated with RTB’s founders and principal stockholders, for the offer and sale of an aggregate of 456,306 (“Shares”) shares of common stock, for gross proceeds of $5,078,720. The per share price was $11.13. The officers of RTB conducted the offering without engaging any broker dealer or other offering participant.

RTB also entered into a registration rights agreement to register the shares on a “piggy back” basis and a one-time “demand” basis, exercisable 180 days after issuance of the Shares, as long as 50% of the Shares are being registered. The right to have the Shares registered will terminate when the Shares are sold, they have been covered by an effective registration statement for 16 months or they may be sold under Rule 144 without regard to the volume limitations. RTB has agreed to pay registration costs, and indemnify the investors in relation to registration. The Shares were sold pursuant to Regulation 506(b) and are being issued as “restricted stock.”

Item 8.01 Other Events

To eliminate uncertainty in the marketplace regarding the previously disclosed Strategic Partnership discussions (8-K filed March 25, 2026), the Company confirms that it is progressing toward finalizing the agreement, pending completion of final diligence. The anticipated transaction will apply the previously disclosed $10 million deposit toward the transaction consideration.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
10.2*	Form of Subscription Agreement for August 2026 private placement between the Registrant and several investors
10.3*	Form of Registration Rights Agreement for August 2026 private placement between the Registrant and several investors
104*	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Filed or furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ James Heckman
	Name:	James Heckman
	Title:	Chief Executive Officer

Dated: September 8, 2026

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